STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT dated December 1, 2017 (“Agreement”) by and among TraqIQ, Inc., a corporation organized and existing under the laws of California having its principal place of business at 14205 S.E. 36th St., Suite 100, Bellevue, WA 98006 (“Buyer”), and Ajay Sikka, an individual residing at 4826 194th Avenue SE, Issaquah, WA 98027 (“Seller”)

W I T N E S S E T H:

WHEREAS, Buyer wishes to buy and the Seller wishes to sell to Buyer, on the terms and for the consideration hereinafter provided, the capital stock of TransportIQ, Inc., a corporation organized and existing under the laws of Nevada having its principal place of business at 1001 State Street Suite # 1400, Erie, PA 16501 (“Company”), which will represent one hundred percent (100%) of the issued and outstanding capital stock of the Company.

NOW, THEREFORE, in consideration of the promises and the respective agreements hereinafter set forth, Buyer and Seller hereby agree as follows:

1. PURCHASE OF COMPANY COMMON STOCK.

1.1 Sale of Common Stock. Upon the terms and subject to the provisions of this Agreement, the Seller agrees that he will sell, convey, transfer, assign and deliver to Buyer at the Closing provided for in Article 2, free and clear of all claims, liens, pledges, encumbrances, mortgages, charges, security interests, options, preemptive rights or other interests or equities whatsoever, 100,000,000 shares of duly and validly issued, fully paid and non-assessable, common stock, having a par value of $0.0001 dollars per share (collectively, “Purchased Stock”) of the Company owned by the Seller.

1.2 Consideration for Sale and Transfer of the Purchased Stock. Subject to the terms and conditions of this Agreement and in reliance upon the representations, warranties and covenants of Seller herein contained, and in full consideration of such sale, conveyance, transfer, assignment and delivery of the Purchased Stock to Buyer, Buyer agrees to pay and deliver to the Seller, in the form of cancellation of all of the debt of the Company owed to the Buyer by Seller , a purchase price for the Purchased Stock of Eighteen Thousand One Hundred Nine dollars ($18,109) (the purchase price for the Purchased Stock is hereinafter referred to as the “Stock Purchase Price”).

1

2. THE CLOSING AND PAYMENT OF STOCK PURCHASE PRICE.

2.1 Closing. The closing (“Closing”) with respect to the acquisition of the Purchased Stock under this Agreement and all other transactions contemplated hereby shall take place at 10 am local time on December 1, 2017 at 14205 S.E. 36th St., Suite 100, Bellevue, WA 98006 (or on such earlier time and date as the parties may agree). The time and date of the Closing is hereinafter called the “Closing Date.”

2.2 Payment of Stock Purchase Price. At the Closing, the Buyer shall deliver the Stock Purchase Price in the form of a document, acceptable to Seller and Company, indicating cancellation of Company’s debt to Buyer in the amount of Eighteen Thousand One Hundred Nine dollars ($18,109).

2.3 Transfer of Purchased Stock. At the Closing, the Seller shall transfer to Buyer the Purchased Stock, free and clear of all claims, liens, pledges, encumbrances, mortgages, charges, security interests, options, preemptive rights, restrictions or any other interests or imperfections of title whatsoever. Said transfer shall be effected by delivery to Buyer of the stock certificates representing the Purchased Stock duly executed in blank or accompanied by duly executed stock powers in blank.

3. REPRESENTATIONS AND WARRANTIES OF THE SELLERS.

Seller hereby represents, warrant sand agrees as of the date hereof and as of the date of the Closing as follows:

3.1 Organization and Qualification of Company. The Company is duly organized, validly existing and in good standing under the laws of Nevada. The Company has all requisite corporate power and authority to conduct its business in the manner and in the places where such business is now conducted by it. Company is duly qualified, licensed and authorized to do business as a foreign corporation and is in good standing as a foreign corporation in the jurisdictions, if any, shown on the Schedule of Jurisdictions attached hereto as Schedule 3.1 and is not required to be so licensed, qualified or authorized to conduct its business or own its property in any other jurisdiction.

2

The minute books of the Company are current and contain correct and complete copies of the Certificate of Incorporation and Bylaws of the Company, including all amendments thereto and restatements thereof, and of all minutes of meetings, resolutions and other actions and proceedings of its stockholders and board of directors and all committees thereof, duly signed by the Secretary or an Assistant Secretary, all directors or all stockholders. The stock record book of the Company is also current, correct and complete and reflects the issuance of all of the outstanding shares of the Company’s capital stock since the date of its incorporation.

3.2 Authority of Company and the Seller. This Agreement and each of the agreements and other documents and instruments delivered or to be delivered to Buyer pursuant to or in contemplation of this Agreement will constitute, when so delivered, the valid and binding obligations of such of Seller as are parties thereto and shall be enforceable in accordance with their respective terms. The execution, delivery and performance of this Agreement and each of the agreements and other documents and instruments delivered or to be delivered to Buyer by Seller or the Company have been duly authorized by all necessary action of Seller and, with respect to Company, are within Company’s corporate powers.

The execution, delivery and performance of any such agreement, document or instrument by any of the Seller and the execution, delivery and performance of this Agreement or any other agreement, document or instrument by the Seller and the Company.

3.3 Subsidiaries and Investments. The Company has no subsidiaries and does not own any securities of or other interests or interests in, any firm, corporation, partnership, joint venture, trust, association, estate, joint stock company, organization, enterprise or entity, except temporary investments in the ordinary course of business.

3

3.4 Capitalization. The authorized capital stock of the Company consists of 100,000,000 shares of common stock, and 10,000,000 of preferred stock, all having a par value of $0.0001 per share, of which 100,000,000 shares of common stock are issued and outstanding and held by Ajay Sikka. The Purchased Stock has been duly and validly authorized, and is duly and validly issued, fully paid and non-assessable. The Purchased Stock is free and clear of any and all claims, liens, pledges, charges, encumbrances, mortgages, security interests, options, preemptive or other rights, restrictions on transfer, or other interests or equities or imperfections of title whatsoever. There are no other equity securities of Company outstanding on the date hereof and there are no existing warrants, preemptive or other rights, options, calls, commitments, conversion privileges, or other agreements (all of the foregoing being collectively called “Options”) obligating Company to issue any or all of its authorized and unissued capital stock, or any security convertible into and/or exchangeable for capital stock of the Company. The Company has no capital stock of any class authorized or outstanding except as identified herein. The Purchased Stock represents one hundred percent (100%) of the issued and outstanding capital stock of the Company. To the Best Knowledge of the Seller, the Purchased Stock issued to date by the Company or any subsidiary were issued in transactions exempt from registration under the federal Securities Act of 1933, as amended (the “Securities Act”) and under applicable state securities or Blue Sky laws (the “State Laws”). To the Best Knowledge of the Seller, said corporation has not nor will have violated the Securities Act or the State Laws in connection with the issuance of any shares of capital stock or other securities from the date of incorporation through the Closing Date.

3.5 Valid Title to Purchased Stock. The Seller will deliver to Buyer, valid and marketable title to the Purchased Stock at the Closing, free and clear of any claims, liens, pledges, charges, encumbrances, mortgages, security, interests, options, preemptive or other rights, restrictions on transfer or other interest or equities or any other imperfections of title whatsoever. Seller represents and warrants that he has full power and lawful authority to execute and deliver this Agreement and to consummate and perform the transactions contemplated hereby; and that the execution and delivery of this Agreement by him and the consummation and performance of the transactions contemplated hereby by him are and will be the legal, valid and binding obligation of such Seller, enforceable against him in accordance with their terms.

3.6 Assets.

(a) Physical Assets, Cash, Machinery. All assets of the Company included in Company’s Interim Date Balance Sheet (as hereinafter defined), other than those disposed of since the Interim Date in the ordinary course of business, are at the date of the Closing, the assets associated with and necessary to the business and operations of Company, provided, however, that the assets of the Company shall not include any cash at the Closing other than residual cash required to maintain the service requirements of the Company’s bank accounts described in Schedule 3.6(a) which residual cash is approximately Four Hundred Eighty and 20/100 dollars ($480.20) in the aggregate.

4

(b) Liens. Company has good and marketable title to all its assets (including, without limiting the generality of the foregoing, those reflected in the Balance Sheet (as hereinafter defined), except as since sold or otherwise disposed of in the ordinary and normal course of business on commercially reasonable terms), free and clear of all claims, liens, pledges, charges, mortgages, security interests, encumbrances, equities or other imperfections of title of any nature whatsoever, except for liens for current taxes and assessments not yet due and payable.

(c) Inventory. The Company has no Inventory.

(d) Real Estate. The Company owns or leases no Real Estate.

(e) Backlog. The aggregate backlog of the Company as of January 31, 2017 for which the Company has received written purchase orders or contracts is set forth on Schedule 3.6(f) attached hereto. Such backlog has arisen only from bona fide transactions in the ordinary course of business and was calculated by Seller in a manner consistent with past practices and experience of the Company. To the best of the Seller’s knowledge, the purchase orders and other contracts giving rise to such backlog are valid and binding obligations of the Company and the other parties thereto, enforceable in accordance with their respective terms and conditions subject to bankruptcy or insolvency laws.

5

3.7 Conduct of the Business. The Company is not a party to, or subject to or bound by nor are any of its assets subject to or bound by any agreement, oral or written, or any judgment, law, rule, regulation, order, writ, injunction or decree of any court or governmental or administrative body which prohibits or adversely affects or upon the consummation of the transactions contemplated hereby would prohibit or adversely affect: (i) the use of any or all of the assets and property of Company necessary for operation in the ordinary and usual course of business; or (ii) the conduct of its business and operations, in each case, in all respects in the same manner as such business has been conducted by it. Company has all properties and rights necessary to conduct the business and operations of the Company in all material respects in substantially the same manner as such business has been conducted by it prior to the date hereof. Neither Seller nor the Company is required by any person or governmental authority to obtain any consents, authorizations, licenses, permits, orders, certificates, registrations, qualifications or security clearances for the conduct of Company’s business (including qualifications to transact business as a foreign corporation in various states); and Seller and Company have obtained all such consents, authorizations, licenses, permits, orders, certificates, registrations, qualifications and security clearances; the same are valid and subsisting; and the consummation of this Agreement will not invalidate the same. The business and operations of the Company have been, and are being conducted in compliance with all applicable statutes, ordinances, orders, rules and regulations of any federal, state or local governmental authority (including without limitation those relating to fair labor practices and standards, equal employment practices and occupational safety and health and federal procurement). The Company has not failed in any material way to comply with any law, order or regulation, in any way applicable to or affecting the Company’s business of any governmental commission, board or agency or instrumentality, domestic or foreign, having jurisdiction over the Company or its operations, including, without limitation, laws, orders and regulations thereof relating to zoning, building codes, antitrust, occupational safety and health, consumer product safety, product liability, hiring, wages, employee benefit plans and programs, collective bargaining and the payment of withholding and Social Security taxes, and the Company has not received any actual written or oral notices or other communication from any such agency with respect to an alleged, actual or potential violation and/or failure of Company to comply with any of the foregoing.

The Seller has no reason to believe that business relations currently maintained with Company’s significant suppliers, customers and others will not be similarly maintained in all substantial respects after the date hereof and the date of the Closing. Without limiting the generality of the foregoing, no supplier, distributor or customer of the Company has notified the Company that it intends to discontinue its relationship with the Company.

3.8 Financial Statements and Undisclosed Liabilities.

(a) The Company has delivered to the Buyer its [unaudited] balance sheet (“Balance Sheet”) as of [date] (the “Interim Date”) and its [unaudited] balance sheet as of [date], and statements of income and retained earnings for each of the [number] years or periods then ended, including, in each case, the related notes. In addition, the Company has delivered to the Buyer all unaudited financial statements of the Company for the periods ended [date], [date], [date] and [date], (all of which financial statements are collectively referred to as “Interim Financial Statements”). The Interim Financial Statements and similar balance sheets and statements for periods subsequent to those covered by the Interim Financial Statements are hereinafter referred to as “Financial Statements.”

6

(b) All of the Financial Statements: (i) are true and correct in all material respects and present fairly the financial position of the Company as of the dates thereof and the results of operations and changes in financial position for the respective periods covered by such statements, and (ii) have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with Company’s past practices.

(c) The Company does not have any indebtedness, liability, claim or obligation of any nature, fixed or contingent, choate or inchoate, liquidated or unliquidated, secured or unsecured or otherwise of any kind or nature whatsoever, except: (i) as shown dollar for dollar on the Balance Sheet or incurred in the ordinary course of business on commercially reasonable terms subsequent to the Interim Date; or (ii) commercial obligations to perform pursuant to executory obligations not in default as disclosed pursuant to this Agreement. To the best of Seller’s knowledge, there is no existing condition, situation or set of circumstances that will result in any such liabilities.

(d) The books of account of the Company reflect as of the dates shown thereon substantially all of its material items of income and expense, and all of its assets, liabilities, liens and accruals required to be reflected therein.

3.9 Taxes. The amounts stated as provisions for taxes on the Balance Sheet are sufficient for the payment of all federal, state, local and foreign taxes, assessments and other governmental charges or levies, and all employment and payroll-related taxes, including any penalties and interest (collectively referred to in this Agreement as “taxes”) thereon, whether or not based upon or measured by, in whole or in part, net income, and whether or not disputed, of the Company accrued for or applicable to all periods ended on or prior to the Interim Date. The Company has duly made all deposits required by law with respect to employees withholding taxes and has duly filed with all appropriate governmental agencies and bodies (whether federal, state, local or foreign) all income, sales, use, license, franchise, excise, gross receipts, employment and payroll-related and real and personal property tax returns and all other tax returns which were required to be filed, all of which properly reflect the taxes owed by the Company or any subsidiary for the periods covered thereby, and has paid, or has established adequate reserves (as required by generally accepted accounting principles) for the payment of, all taxes shown to be due on such returns, except in each case sales and use taxes in those instances where the customers of the Company are contractually obligated to pay the tax. The Company has not received any notice of assessment or deficiency or proposed assessment by the U.S. Internal Revenue Service or any other taxing authority in connection with such tax returns and there is no pending tax examination of or tax claim immediately due and payable asserted against the Company or its properties. There is no tax lien on any of the assets of the Company, except for liens for taxes not yet due and payable. No federal or state income tax return filed by the Company has been audited, and no agreements for the extension of time or the waiver of the statute of limitations for the assessment of any deficiency or adjustment for any year is in effect.

7

3.10 Patents, Trade Names, Trademarks and Copyrights.

The Company does not own any Patents, Trade Names, Trademarks and Copyrights. Neither the Seller nor, to the best of Seller’s knowledge, any officer, director or key employee (which shall mean any person at or above the office of Vice President), of the Company is a party to any non-competition agreement, non-disclosure agreement, or similar agreement with any third party.

3.11 List of Contracts. The Company is not a party to, nor is any of its properties or assets subject to or otherwise bound by, any:

(a) Contract with any present or former Stockholder, director, officer or employee, agent or consultant;

(b) Collective bargaining agreement (or any side agreement, local understanding or settlement agreement relating to any such collective bargaining agreement) or any agreement or contract with any labor union or other employees’ association;

(c) Lease or similar agreement regarding any real property or personal property involving annualized payments or potential payments by or to the Company of at least One Thousand dollars ($1,000.00);

(d) Any contract involving more than One Thousand dollars ($1,000.00) for the future purchase of commodities, materials, inventory, ingredients, supplies, products, merchandise, services or equipment;

8

(e) Bonus, pension, profit-sharing, retirement or any hospitalization, or insurance or similar plan or practice, formal or informal, in effect with respect to employees of the Company or any other person or entity;

(f) Franchise, dealer, distribution, sales or agency contract or commitment;

(g) Any other outstanding contract of sale involving more than One Thousand dollars ($1,000.00) or any distribution agreement, representative or sales agency agreement, creating any obligation of Company to sell or distribute products;

(h) Guarantees or indemnities, direct or indirect, current or contingent, of the obligations of customers of the Company or any other person or entity;

(i) Contracts with suppliers, vendors, distributors, clients, customers or others for the future performance of services or provision of goods by or for Company that are not terminable by the Company on less than [number] days prior notice without penalty;

(j) Insurance policy;

(k) Advertising contract or commitment;

(l) Bank account, lock box or similar depository arrangements;

(m) Any license or franchise agreement (as licensor/franchisor or licensee/franchisee);

(n) Any real estate mortgage, loan or credit agreement with any lender, any indenture, pledge, conditional sale or title retention agreement, equipment obligation or lease, or lease purchase agreement;

(o) Any agreement restricting the freedom of the Company or of its employees, to compete in any line of business, in any geographic area or with any person or entity.

(p) Any other material contracts affecting the Company.

(q) Any contract of the Company to which the United States government or any agency thereof is a party.

There has been no breach or default of any provisions of any such contract, commitment, lease or other agreement by the Company, or to the best of Seller’s knowledge, any other party thereto, and nothing has occurred which, with lapse of time or the giving of notice or both, would constitute a breach or default by the Company, or to the best of Seller’s knowledge, by any other party thereto with respect to any such contract or commitment or which would cause acceleration of any obligation of any party thereto or the creation of any lien, encumbrance, security interest in or upon the Purchased Stock, or the assets of Company. Buyer has been furnished with true and complete copies of all scheduled contracts and commitments.

9

3.12 Litigation. There is no action, suit, proceeding or investigations pending against the Company, and, to the best of Seller’s knowledge after reasonable inquiry, there is no threatened action, suit, proceeding or investigation against the Company, nor has Seller received any written or oral actual notice of any such action, suit, proceeding or investigation. No judgment, order, writ, injunction or decree or award has been issued by or, so far as is known by Seller after reasonable inquiry, requested of any court or governmental agency which might result in an adverse change in the business, property or assets, or in the condition, financial or otherwise, of Company or which might adversely affect the transactions contemplated by this Agreement. The Company has never been subject to any bankruptcy or other insolvency proceedings.

3.13 Absence of Changes. Since the Interim Date, the Company has conducted its business only in the ordinary course and Company has not, as of the date hereof, either directly or indirectly since the Interim Date:

(a) incurred any obligation or liability (absolute, accrued, contingent or otherwise), other than current liabilities incurred and obligations otherwise permitted by this Agreement;

(b) mortgaged, pledged or subjected to lien, charge or any encumbrance or other imperfections of title any of its assets, tangible or intangible;

(c) purchased, sold, assigned, transferred, abandoned or otherwise disposed of any assets other than on commercially reasonable terms in the ordinary and normal course of its business, or cancelled any debts or claims, other than in the ordinary and normal course of business on commercially reasonable terms and in amounts which in the aggregate are not material;

(d) experienced any materially adverse change in its financial position, assets, liabilities or business;

(e) entered into any transaction other than in the ordinary and normal course of business on commercially reasonable terms in amounts in the aggregate that are not material;

10

(f) issued any stock, bonds, convertible securities or other securities, or become obligated to issue any such securities or granted any stock options, warrants, calls, conversion privileges, commitments or rights with respect to such securities;

(g) declared, set aside or paid any dividend on, or made any other distribution in respect of, the capital stock of Company or made any direct or indirect redemption, purchase or other acquisition by Company of its own capital stock (or any agreement under which Company has become obligated to do any of the foregoing);

(h) entered into any compromise or settlement of any litigation, proceeding or governmental investigation relating to Company or its assets, properties, rights or business;

(i) changed or amended the Articles of Incorporation or By-Laws of the Company;

(j) suffered any damage, destruction or loss whether or not covered by insurance which might materially adversely affect the property, business or operations of the Company;

(k) made or suffered any amendment, modification or termination of any material contract or agreement which might adversely affect the properties, business or operations of the Company;

(l) received actual notice of any labor trouble, difficulty, dispute or organizing effort involving any employees of the Company;

(m) made any loans (other than travel expense advances, and other loans in amounts of less than One Thousand dollars ($1,000.00) each) to any stockholders, directors, officers or employees of Company;

(n) except as provided for in this Agreement, changed the number or kind of shares of capital stock authorized, issued or outstanding;

(o) formed any subsidiaries or merged or consolidated, or obligated itself to do so, with or into any other entity;

(p) repaid any loans or other advances from stockholders or partners or repaid any indebtedness of the Company for which any stockholder was a guarantor or was otherwise directly or indirectly liable;

(q) waived any rights, contractual or otherwise, whether or not in the ordinary course of business;

(r) paid or discharged any lien or liability of Company which was not shown on the Interim Date Balance Sheet or incurred in the ordinary course of business thereafter;

11

(t) entered into any lease or sublease, pledge or hypothecation of real or personal property or of any of the Company’s assets.

3.14 Insurance. The Schedule of Insurance attached hereto as Schedule 3.14 contains a correct and complete list of all policies (including binders) of insurance held by or on behalf of the Company or relating to its business or any of its assets (specifying the insurer, the amount of coverage, type of insurance, risks insured, any pending claims thereunder and claims history in the last twelve months). To the Best Knowledge of the Seller, such policies are valid and enforceable in accordance with their respective terms and are outstanding and duly in force as of the date hereof. Except as set forth in Schedule 3.14, there is no default with respect to any provision contained in any such policy, nor has there been any failure to give any notice or present any claim under any such policy in a timely fashion or in the manner or detail required thereby, which has had or reasonably might have a material adverse effect on the enforceability of substantial rights of the Company under any such policy. There are no claims that are not accrued on the Balance Sheet, and there are no unusual provisions for retroactive or retrospective premium adjustments or cancellation or non-renewal. No notice of cancellation or non-renewal with respect to, or disallowance of any claim under, any policy has been received by the Company. No policy of the Company has been cancelled by the issuer within the last three (3) years. Except, as set forth on any Schedule hereto, to the Seller’ Best Knowledge, there is no state of facts and no event has occurred which reasonably might form the basis of any claim against or relating to the Company or its business or operations or any of its assets which are covered by any of such policies, or which might materially increase the premiums (other than general increases and additions to assets covered) payable under any such policy. Schedule 3.14 also contains a true and complete description of all outstanding bonds and other surety arrangements issued or entered into in connection with the Company or its business.

3.15 Insider Indebtedness. Except as set forth in Schedule 3.15, no officer, director or stockholder of Company is indebted to Company or otherwise owes Company any money.

3.16 Employee Benefit Plans. The Company does not have any Employee Benefit Plans.

3.17 Governmental and Other Approvals. All requisite consents, authorizations, licenses, permits, orders, certificates and approvals of all governmental authorities or other parties necessary for the Seller and the Company to consummate the transactions contemplated by this Agreement will be obtained as of the time of Closing. The Company has all consents, licenses, permits, registrations, approvals and certificates required under applicable law or regulation, federal, state and local, necessary to the ownership of all of the assets of the Company and necessary to the operation of the Company’s business as presently conducted and as presently contemplated. The Company and its operations have conformed and presently conform to all laws, ordinances, requirements, regulations or orders, including, without limitation, those relating to fair labor practices and standards, equal employment practices, or occupational safety and health applicable to the conduct of the Company’s business and the ownership and management of any of its property.

12

3.18 Environmental Protection.

(a) The Company has obtained and will maintain through the Closing Date all permits, licenses, certificates and other authorizations which are required with respect to the operation of its business under federal, state, local and foreign environmental, health and safety laws, codes and ordinances and all rules and regulations promulgated thereunder, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, or industrial, solid, toxic or hazardous substances or wastes (the “Environmental Laws”).

(b) To the best of Company’s and Seller’s knowledge, the Company is in compliance in all respects with all terms and conditions of the required permits, licenses and authorizations required by the Environmental Laws, and is also in full compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in the Environmental Laws or contained in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder. The Company has heretofore delivered to Buyer true and complete copies of all environmental studies made in the last [number] years relating to its business.

(c) To the best of Company’s and Seller’s knowledge, there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter pending, relating to the Company’s business or, to the best knowledge of the Company, threatened against the Company, relating in any way to the Environmental Laws or any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder.

13

(d) To the best of Company’s and Seller’s knowledge, there are no past or present (or, to the best knowledge of the Seller, anticipated) events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent compliance or continued compliance with the Environmental Laws or with any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, or which may give rise to any common law or legal liability, including, without limitation, liability under the Clean Water Act, the Clear Air Act, Occupational Safety and Health Act of 1970, as amended, the Environmental Protection Act, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or similar state or local laws, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, notice of violation, study or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, or the emission, discharge, release or threatened release into the environment, by the Company of any pollutant, contaminant, chemical, or industrial, toxic or hazardous substance or waste.

(e) To the best of Company’s and Seller’s knowledge, there has been no emission, spill, release or discharge whether from any Company location or disposal site, into or upon (i) the air, (ii) soils or improvements, (iii) surface water or ground water, or (iv) the sewer, septic system or waste treatment, storage or disposal system servicing such sites of any toxic or hazardous substances or wastes used, stored, generated, treated or disposed at or from any of the aforementioned sites (any of which events is hereafter referred to as “Hazardous Discharge”). Except for inventory of raw materials, supplies, work in process and finished goods listed in Schedule 3.18 that is to be used or sold in the ordinary course of its business, all of the Company’s assets are free of all toxic or hazardous substances or wastes.

(f) To the best of Company’s and Seller’s knowledge, there has been no complaint, order, directive, claim, citation or notice by any governmental authority or any other person or entity with respect to (i) air emissions, (ii) spills, releases or discharges to soils or any improvements located thereon, surface water, ground water or the sewer, septic system or waste treatment, storage or disposal systems servicing any Company location or disposal site, (iii) noise emissions, (iv) solid or liquid waste disposal, (v) the use, generation, storage, transportation or disposal of toxic or hazardous substances or wastes or (vi) other environmental, health or safety matters affecting the Company, any real property related to the operation of the Company’s business, any improvements located thereon or the business therein conducted (any of which is hereafter referred to as an “Environmental Complaint”).

14

(g) To the best of Company’s and Seller’s knowledge, prior to the Closing there shall not occur any Hazardous Discharge.

3.19 Certificate of Incorporation. The Certificate of Incorporation of the Company and all amendments thereto to the Articles have been validly adopted by the stockholders and directors of the Company and the Certificate of Incorporation, as amended, is in full force and effect and is legal, valid, binding and enforceable in accordance with its terms.

3.20 Bylaws. The Bylaws of the Company, and all amendments to the Bylaws, have been validly adopted, and the Bylaws, as amended, are in full force and effect and are legal, valid, binding and enforceable in accordance with their terms.

3.21 Financial Advisor. Seller has not dealt with any financial advisor, broker or finder in connection with the transactions contemplated herein, and agree to indemnify and hold Buyer harmless in connection with any claims for commissions or other compensation made by any financial advisor, broker or finder claiming to have been employed by or on behalf of Seller or Company in connection with the transactions contemplated herein.

3.22 Labor Relations. To the best of Company’s and Seller’s knowledge, the Company is in compliance in all respects with all federal, state and local laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and is not engaged in any unfair labor practice; (b) there is no unfair labor practice complaint against the Company pending or, to the best knowledge of Seller, threatened. There are no proceedings pending or, to the best knowledge of Seller, threatened before the National Labor Relations Board with respect to the Company; (c) there are no discrimination charges (relating to sex, age, race, national origin, handicap or veteran status) pending before any federal or state agency or authority; (d) there is no labor strike or similar material dispute pending or, to the best knowledge of Seller, threatened against or involving the Company; (e) there is no pending representation question involving an attempt to organize a bargaining unit including any employees of the Company and no labor grievance has been filed within the past twelve (12) months with the Company which has had or will have a material adverse effect on the Company; (e) there is no arbitration proceeding under any collective bargaining agreement pending or, to the best knowledge of Seller, threatened. The Company is and has been subject to and bound by a collective bargaining agreement, a true copy of which has been furnished to Buyer. The Company is not a party to any other collective bargaining agreement nor is any such agreement currently being negotiated by the Company.

15

3.23 Labor Relations [Alternative Provision]. To the best of Company’s and Seller’s knowledge, all collective bargaining agreements (including all amendments and supplements thereto) of the Company with any labor union or other representative of employees to which the Company is a party or is otherwise bound.

3.24 Shareholders. The Company has no stockholders other than the Seller.

3.25 Non-Affiliation. Neither Seller nor the Company nor any corporation or firm in which any of them owns stock or has any beneficial interest, is a party to or has any beneficial interest in any contract, agreement, undertaking, obligation or arrangement to which the Company is a party or by which the Company or any of its properties is bound or subject, or has any ownership interest (other than an investment in a publicly held corporation, not exceeding fifty (50%) percent (50%) of the outstanding capital stock of such corporation) with any customer, competitor, supplier or distributor of the Company.

3.26 Disclosure. No representation or warranty in this and no statement contained elsewhere in this Agreement or in any Schedule, Exhibit, Certificate or other document furnished or to be furnished to Buyer pursuant hereto or in connection with the transactions contemplated under this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading. There is no fact, which materially and adversely affects, or, to the best of Seller’ knowledge, in the future may materially and adversely affect, the condition of the Company which has not been set forth herein. With respect to all representations and warranties herein which are made “to the best of Seller’ knowledge,” a Seller shall be deemed to have knowledge of any matter or fact (a) if such Seller has actual personal knowledge of such matter or fact, (b) if such Seller has information from which a person of reasonable intelligence would infer that the matter or fact in question exists, (c) if such Seller should have ascertained such matter or fact in the performance of any duty he may have as an officer, director or employee of the Company, if and only to the extent that the failure by such Seller who is an officer, director or employee of the Company to so ascertain such matter of fact in the performance of any duty he may have as an officer, director or employee of the Company would constitute gross negligence, or (d) if any of the Company’s senior management, which shall mean any person at or above the office of Vice President, has actual personal knowledge of such matter or fact.

16

4. REPRESENTATIONS AND WARRANTIES BY BUYER.

As of the date hereof and as of the date of the Closing, Buyer represents and warrants as follows:

4.1 Organization and Qualification of Buyer. Buyer is duly organized, validly existing and in good standing under the laws of California. Buyer has full corporate power and authority to own or lease all of its properties and assets and to conduct its business in the manner and in the places where such properties are owned and leased or such business is now conducted by it. Buyer is duly qualified, licensed and authorized to do business as a foreign corporation and is in good standing as a foreign corporation in the jurisdictions, if any, shown on the Schedule of Jurisdictions attached hereto as Schedule 3.1 and is not required to be so licensed, qualified or authorized to conduct its business or own its property in any other jurisdiction.

4.2 Authority of Buyer. This Agreement and each of the agreements and other documents and instruments delivered or to be delivered by Buyer pursuant to or in contemplation of this Agreement will constitute, when so delivered, the valid and binding obligation of Buyer and shall be enforceable in accordance with their respective terms. The execution, delivery and performance of this Agreement and each such agreement, document and instrument has been duly authorized by all necessary corporate action of Buyer and is within Buyer’s corporate powers. The execution, delivery and performance of any such agreement, document or instrument by Buyer and the execution, delivery and performance of this Agreement or any other agreement, document or instrument by the Buyer does not and will not with the passage of time or the giving of notice or both:

(i) result in a breach of or constitute a default under any indenture or loan or credit agreement or under any agreement of the Buyer, or any other material agreement, lease or instrument to which Buyer is a party or by which the property of Buyer is bound or affected;

(ii) result in a violation of or default under any law, rule, or regulation, or any order, writ, judgment, injunction, decree, determination, award, indenture, material agreement, lease or instrument now in effect having applicability to Buyer;

(iii) violate any provisions of the Certificate of Incorporation or Bylaws of Buyer; or

(iv) except as set forth in Schedule 3.2 require any approval, consent or waiver of, or filing with, any entity, private or governmental, which has not been obtained.

4.3 Governmental Approvals. Except as set forth on Schedule 3.2, all requisite consents, authorizations, licenses, permits, orders, certificates and approvals of all third parties and/or governmental agencies, including without limitation any governmental agency or authority of the United States, or other jurisdiction whose approval is necessary for Buyer to consummate the transactions contemplated by this Agreement have been obtained.

4.4 Financial Advisors. Buyer has not dealt with any financial advisor, broker or finder in connection with the transaction contemplated herein and agrees to indemnify and hold Seller harmless in connection with any claims for commissions or other compensation made by any financial advisor, broker or finder claiming to have been employed by or on behalf of Buyer in connection with the transactions contemplated herein.

4.5 Disclosure. No representation or warranty in this Article 4, and no statement contained elsewhere in this Agreement or in any schedule, exhibit, certificate or other document furnished or to be furnished by Buyer to Seller pursuant hereto or in connection with the transactions contemplated under this Agreement contains any untrue statement of a material fact or omits or will omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

17

4.6 Purchase for Investment. Buyer hereby represents and warrants to Seller that Purchaser is acquiring the Purchased Stock for its own account, for investment, and not with a view to the distribution thereof in violation of the Securities Act of 1933 or of the State Laws. Buyer understands that the Purchased Stock have not been registered under the Securities Act of 1933 or the State Laws, by reason of their sale to the Seller in transactions exempt from registration; and, that the Purchased Stock must be held by Purchaser indefinitely unless a subsequent disposition thereof is registered under the Securities Act of 1933 and the State Laws or is exempt from registration.

Buyer represents and warrants to the Seller that the sale of the Purchased Stock to it hereunder is exempt from registration under the provisions of Section 4(a)(2) of the Securities Act of 1933.

4.7 Acknowledgment of Disclaimer of Profits. Buyer expressly acknowledges and agrees that Seller has not made any representation or warranty with respect to the future profitability or financial prospects of the Company after the Closing Date.

5. COVENANTS OF THE SELLER.

The Seller covenants and agrees as follows throughout the period from the date hereof through and including the Closing:

5.1 Restrictions. Seller shall cause the Company to conduct the business and operations in which it is engaged only in the ordinary course and in accordance with sound business practices in substantially the manner in which such business and operations have been previously conducted and, furthermore, without limiting the generality of the foregoing, Seller shall cause the Company to not (except with the prior written consent of the Buyer):

(a) Redeem, purchase, repurchase or retire any of the capital stock of the Company, or declare or pay any dividends or make any other payments or distribution upon any of the capital stock of the Company;

(b) Make or permit any material change in or cease in whole or in significant part its present business;

18

(c) Sell, lease, transfer or otherwise dispose of all or any material portion of its assets including, without limitation, rights to patents, know-how, intellectual property or other intangible assets or cancel any debts or claims, except sales of inventory in the ordinary course of business or immaterial amounts of other intangible personal property not required in the business;

(d) Incur, enter into, create, assume or permit to exist any indebtedness or liability for borrowed money or any other indebtedness (not including taxes) except: (a) financing arrangements in existence at the date hereof which have heretofore been disclosed to Buyer; (b) indebtedness to Buyer; and (c) accounts payable and accrued liabilities incurred in the ordinary course of business and any other indebtedness incurred in the ordinary course of business;

(e) Enter into any contract or agreement other than in the ordinary course of business consistent with the Company’s past practices, or, amend, modify or terminate any material contract or agreement to which the Company is a party which involves not more than one thousand dollars ($1,000) in the aggregate;

(f) Increase or commit to increase, the compensation (including fringe benefits) payable to any officer, director or employee or agent of the Company other than routine increases made in the ordinary course of business consistent with the Company’s past practices or pursuant to any collective bargaining agreement; or enter into any fixed term agreement with respect to the employment of any employee;

(g) Make any change in the Certificate of Incorporation or Bylaws of the Company;

(h) Make any change in the authorized or issued and outstanding capital stock of the Company including any changes involving treasury shares;

(i) Grant any options or rights to purchase any securities of the Company;

(j) Make any alteration in the manner of keeping the books, accounts or records of the Company, or in the accounting practices therein reflected, other than those alterations required by changes in generally accepted accounting principles;

(k) Enter into any transaction in which any officer or director of the Company or any record or beneficial holder of any securities of the Company has any interest, directly or indirectly except immaterial transactions consistent with the Company’s past practices;

19

(l) Effect any dissolution, winding up, liquidation or termination of the business of the Company;

(m) Effect any merger or consolidation of the Company whether or not the Company is the survivor thereof or effect any reorganization or recapitalization;

(n) Terminate the employment of the auditors of the Company;

(o) Effect any acquisition by the Company of any interest or participation in any entity of any kind, whether represented by shares or otherwise or effect the formation of a subsidiary or purchase or otherwise invest in or hold securities, non-operating real estate or other non-operating assets, except direct obligations of the United States of America, or Certificates of Deposit or equivalent securities issued by financial institutions or investments in securities consistent with the Company’s past practices;

(p) Mortgage, pledge, grant or permit to exist a security interest in or lien or encumbrance on any of its assets or property, real or personal, tangible or intangible, now owned or hereafter acquired except: (a) liens in favor of Buyer; (b) liens in existence at the date hereof which are set forth on Schedule 3.6(b); and (c) liens arising by operation of law with respect to obligations of the Company not yet due and payable;

(q) Make any investment in, or make any loan, advance or credit to any person, partnership or corporation, including officers, stockholders or directors of the company, other than credits and allowances to customers or advances to officers, stockholders or directors for reasonable travel and entertainment expenses in the ordinary course of business;

(r) Assume, endorse, guarantee or otherwise become liable for or upon the obligation of any person, partnership, corporation or other entity (other than endorsements for deposit in the ordinary course of business);

(s) Effect any agreement for the leasing or hire of any real property without regard to the amount of rental therefor or any personal property except in the ordinary course of business;

(t) Make any change in the executive management of the Company except for termination for cause;

(u) Without a demonstrably valid business reason, accelerate or defer any item of income or expense of the Company; or

20

(v) Institute any litigation, claim or other proceeding before any court or governmental agency, except collection actions in the ordinary course of business. or

5.2 Notice of Breach. To the extent Seller obtains actual knowledge that any of the representations or warranties contained in Article 3 hereof would be incorrect in any material respect were those representations or warranties made immediately after such knowledge was obtained, Seller shall notify Buyer in writing promptly of such fact and exercise their reasonable efforts to remedy same to the extent within Seller’s control.

5.3 Access. Seller will permit Buyer, its counsel, its auditors and its appraisers to inspect and copy all records and documents in the Company’s and Seller’s custody, care or control and to have access to all places of their business throughout all regular business hours, provided such inspections do not unduly disrupt the conduct of business, provided, further, that Buyer shall not contact the Company’s customers or suppliers without the prior written consent of Seller, which consent shall not be unreasonably withheld or delayed.

5.4 No Transfer of Interest. Seller shall not sell, transfer, assign, alienate, encumber, pledge or otherwise convey to any person or entity other than Buyer any of the Purchased Stock, or any interest therein.

5.5 Authorization from Others. Seller shall use reasonable efforts to obtain all authorizations, consents and approvals of third parties or governmental agencies that may be required to permit the consummation of the transactions contemplated by this Agreement.

5.6 Consummation of Agreement. Seller shall use reasonable efforts to satisfy all conditions to the Closing that are within their control to the end that the transactions contemplated by this Agreement shall be fully carried out.

5.7 Business Intact; Relationships with Customers and Suppliers. Seller shall use best efforts to keep intact the business of the Company, to keep available its key employees and to maintain the goodwill of its customers, distributors and suppliers and other persons having business dealings with it.

6. COVENANTS OF SELLER AND BUYER.

6.1 Regulatory Filings. Each of the parties hereto will furnish to the other party hereto such necessary information and reasonable assistance as such other party may reasonably request in connection with its preparation of necessary filings or submissions to any governmental agency.

21

6.2 Consummation of Agreement. Buyer shall use its reasonable efforts to satisfy all conditions to the Closing that are within its control to the end that the transaction contemplated by this Agreement shall be fully carried out.

6.3 Authorization From Others. Buyer shall use its reasonable efforts to obtain all authorizations, consents and approvals of third parties or governmental agencies that may be required to permit the consummation of the transactions contemplated by this Agreement.

7. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER TO CLOSE.

The obligation of Buyer to acquire the Purchased Stock as contemplated hereby, and to perform its other obligations hereunder to be performed on or after the Closing, shall be subject to the fulfillment, on or prior to the Closing Date, unless otherwise waived in writing by Buyer, of the following conditions:

7.1 Representations and Warranties. The representations and warranties of Seller set forth in Article 3 hereof shall be true and correct in all material respects on the Closing Date as if made on and as of such date.

7.2 Performance of Covenants. Seller shall have performed all of their covenants and obligations contained in this Agreement to be performed on or prior to the Closing Date.

7.3 Threatened or Pending Proceedings. No proceedings shall have been initiated or threatened by any governmental department, commission, bureau, board, agency or instrumentality, foreign or domestic, or any other bona fide third party seeking to enjoin or otherwise restrain or to obtain an award for damages in connection with the consummation of the transactions contemplated hereby.

7.4 Delivery of Certificates and Documents to Buyer. Seller shall have delivered, or cause to be delivered, to the Buyer certificates as to the legal existence and good standing of the Company and copies of its Certificate of Incorporation, as amended, issued or certified by the Secretary of State of Nevada and/or such other appropriate official thereof.

7.5 Consents. Except as otherwise provided in Schedule 3.2, the Seller and Buyer shall have obtained the approvals, consents and authorizations of all third parties and/or governmental agencies necessary for the consummation of the transactions contemplated hereby in accordance with the requirements of applicable laws and agreements.

22

7.6 Damage or Destruction. The property owned or leased by the Company shall not have suffered prior to the Closing Date any loss on account of fire, flood, accident or any other calamity to an extent that would materially interfere with the conduct of its business or materially impair the value of the Company as a going concern, regardless of whether any such loss or losses have been insured against.

8. CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER TO CLOSE.

The obligation of Seller to sell the Purchased Stock as contemplated hereby, and to perform its other obligations hereunder to be performed on or after the Closing, shall be subject to the fulfillment, on or prior to the Closing Date, unless otherwise waived in writing by the Seller, of the following conditions:

8.1 Representations and Warranties. The representations and warranties of Buyer set forth in Article 4 hereof shall be true and correct in all material respects on the Closing Date as if made on and as of such date.

8.2 Performance of Covenants. Buyer shall have performed all of its covenants and obligations contained in this Agreement to be performed on or prior to the Closing Date.

8.3 Corporate Action. All corporate action necessary to authorize (i) the execution, delivery and performance by Buyer of this Agreement and any other agreements or instruments contemplated hereby to which Buyer is a party and (ii) the consummation of the transactions and performance of its other obligations contemplated hereby and thereby shall have been duly and validly taken by Buyer, and the Seller shall have been furnished with copies of all applicable resolutions adopted by the Board of Directors of Buyer, certified by the Secretary or Assistant Secretary of Buyer.

8.4 Threatened or Pending Proceedings. No proceedings shall have been initiated or threatened by any governmental department, commission, board, bureau, agency or instrumentality, foreign or domestic, or any other bona fide third party seeking to enjoin or otherwise restrain or to obtain an award for damages in connection with the consummation of the transactions contemplated hereby.

23

8.5 Consents. Except as otherwise provided in Schedule 3.2, Buyer and Seller shall each have obtained the approvals, consents and authorizations of all third parties and/or governmental agencies necessary for the consummation of the transactions contemplated hereby in accordance with the requirements of applicable laws and agreements.

9. TERMINATION OF AGREEMENT.

9.1 Termination. At any time prior to the Closing Date, this Agreement may be terminated (i) by the consent of the Buyer and Seller, (ii) by Seller if there has been a material misrepresentation, breach of warranty or breach of covenant by Buyer in its representations, warranties and covenants set forth herein, (iii) by Buyer if there has been a material misrepresentation, breach of warranty or breach of covenant by the Seller in their representations, warranties and covenants set forth herein, (iv) by the Seller if the conditions stated in Article 8 have not been satisfied at or prior to the Closing Date or (v) by Buyer if the conditions stated in Article 7 have not been satisfied at or prior to the Closing Date.

9.2 Effect of Termination. If this Agreement shall be terminated as above provided, this Agreement shall become null and void and have no effect all obligations of the parties hereunder shall terminate without liability of any party to the other; provided however, that nothing in this Section 9.2 shall prevent any party from seeking or obtaining damages or appropriate equitable relief for the breach of any representation, warranty or covenant made by any other party hereto.

9.3 Right to Proceed. Anything in this Agreement to the contrary notwithstanding, if any of the conditions specified in Article 7 hereof have not been satisfied at or prior to the Closing, Buyer, having otherwise satisfied its obligations or met conditions to Closing hereunder, shall have the right to proceed with the transactions contemplated hereby without waiving any of its rights hereunder, and if any of the conditions specified in Article 8 hereof have not been satisfied at or prior to the Closing, the Seller, having otherwise satisfied their obligations or met conditions to Closing hereunder, shall have the right to proceed with the transactions contemplated hereby without waiving any of their rights hereunder.

9.4 Notice of Breach. To the extent Buyer obtains knowledge before the Closing Date that any of the representations or warranties contained in Article 4 hereof would be incorrect in any material respect were those representations or warranties made immediately after such knowledge was obtained, the Buyer shall notify Seller in writing promptly of such fact and exercise its reasonable efforts to remedy same to the extent within Buyer’s control.

24

10. RIGHTS AND OBLIGATIONS SUBSEQUENT TO CLOSING.

10.1 Survival of Representations and Warranties. All representations, warranties, covenants and obligations herein or in any Exhibit, Schedule, certificate or financial statement delivered by either party to the other party incident to the transactions contemplated hereby shall be deemed to have been relied upon by the other party, shall survive the execution and delivery of this Agreement, any investigation at any time made by any party hereto, and the issuance, sale and purchase of the Purchased Stock and payment therefor until one (1) year after the Closing Date (the “Cut-off Date”); provided, however, that (a) the representations and warranties of Seller contained in Sections 3.1, 3.2, 3.3, 3.4 and 3.5 shall survive indefinitely after the Closing Date, (b) the representations and warranties of Seller contained in Section 3.9 shall survive until the expiration of the applicable statutes of limitation as the same may be extended by the Company or Buyer, provided any such extension must be with the prior written approval of Seller, which approval shall not be unreasonably withheld and (c) the covenants and obligations of the parties contained herein shall be enforceable after the Cut-Off Date subject to any limitations therein set forth. No claim of misrepresentation or breach of any representation, warranty, covenant or obligation may be made by any party hereunder unless notice of such claim is given to the party claimed against on or before the Cut-off Date, or such later survival date as is prescribed for such representation, warranty or covenant in the proviso of the immediately preceding sentence.

10.2 Further Assurances. From time to time after the Closing and without further consideration, the parties will execute and deliver, or arrange for the execution and delivery of such other instruments of conveyance and transfer and take such other action or arrange for such other actions as may reasonably be requested to more effectively complete any of the transactions provided for in this Agreement or any document annexed hereto.

25

11. INDEMNIFICATION AND SETOFF.

11.1 Indemnification by the Seller. The Seller hereby agrees to defend, indemnify and hold Buyer, the Company and their respective officers, directors, shareholders, employees, agents, attorneys and representatives, harmless from and against any damages, liabilities, losses and expenses (including, without limitation, reasonable attorneys’ fees) which may be sustained or suffered by Buyer or Company arising out of, based upon, or by reason of a breach of any representation or warranty, or a failure to perform any agreement or covenant made by the Seller in this Agreement or in any exhibit, schedule, certificate or financial statement delivered hereunder, or arising out of, based upon, or by reason of any claim, action or proceeding asserted or instituted growing out of any matter or thing covered by such breached representations, warranties or covenants; provided, however, that (a) no indemnification shall be payable with respect to any claim for breach of any representation, warranty or covenant asserted by Buyer or Company after the Cut-Off Date or such later survival date as is prescribed for such representation, warranty or covenant in the proviso of the first sentence of Section 10.1 hereof, and (b) except as otherwise expressly provided herein, no indemnification shall be payable by Seller except to the extent that the total of claims for indemnification by Buyer or Company shall exceed one thousand dollars ($1,000) (the “Deductible”) (such amount being a deductible amount versus merely a threshold). Notwithstanding the foregoing, in no event shall Seller’ liability under this Section exceed an amount equal to the Stock Purchase Price which the parties agree is eighteen thousand one hundred nine dollars ($18,109).

11.2 Indemnification by the Buyer. The Buyer hereby agrees to defend, indemnify and hold the Seller and his respective employees, agents, attorneys, and representatives, harmless from and against any damages, liabilities, losses and expenses (including, without limitation, reasonable attorneys’ fees) which may be sustained or suffered by the Seller arising out of, based upon, or by reason of a breach of any representation or warranty, or a failure to perform any agreement or covenant, made by the Buyer in this Agreement or in any exhibit, schedule, certificate or financial statement delivered hereunder, or arising out of, based upon, or by reason of any claim, action or proceeding asserted or instituted growing out of any matter or thing covered by such breached representations, warranties or covenants; provided, however, that (a) no indemnification shall be payable with respect to any claim for breach of any representation, warranty or covenant asserted by Seller after the Cut-Off Date or such later survival date as is prescribed for such representation, warranty or covenant in the proviso of the first sentence of Section 10.1 hereof and (b) no indemnification shall be payable by Buyer except to the extent that the total of claims for indemnification by Seller shall exceed US one thousand dollars ($1,000) (such amount being a deductible amount versus merely a threshold). Notwithstanding the foregoing, in no event shall Buyer’s liability under this Section exceed an amount equal to the Stock Purchase Price which the parties agree is eighteen thousand one hundred nine dollars ($18,109).

26

11.3 Notice; Defense of Claims. Each party to this Agreement shall give prompt written notice to the other party or parties to this Agreement under each claim for indemnification hereunder specifying the amount and nature of the claim, and of any matter which is likely to give rise to an indemnification claim. Each party to this Agreement has the right to participate at its own expense in the defense of any such matter or its settlement, or the indemnified party may direct the indemnifying party to take over the defense of such matter so long as such defense is expeditious. Failure to give timely notice of a matter which may give rise to an indemnification claim shall not affect the rights of the indemnified party to collect such claims from the indemnifying party so long as such failure to so notify does not materially adversely affect the indemnifying party’s ability to defend such claim against a third party. No indemnifying party, in the defense of any claim or litigation shall, except with the consent of an indemnified party, which consent shall not be unreasonably withheld or delayed, consent to entry of any judgment or enter into any settlement by which such indemnified party is to be bound and which judgment or settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

12. NON-DISCLOSURE COVENANTS.

12.1 Disclosure of Transaction. Neither party shall disclose the contents of this Agreement or the terms of the sale contemplated hereunder without the prior written consent of the other party or as required by law.

13. MISCELLANEOUS.

13.1 Taxes. Any taxes in the nature of a sales or transfer tax and any stock transfer tax, payable on the sale or transfer of all or any portion of the Purchased Stock or the consummation of any other transaction contemplated hereby shall be paid by Seller.

27

13.2 Assignability. Neither this Agreement nor any rights or obligations hereunder, are assignable by Seller or the Company. The rights of Buyer under this Agreement are assignable in part or wholly to any company controlled by, controlling or under common control with Buyer and any assignee of Buyer shall succeed to and be possessed of the rights of Buyer hereunder to the extent of the assignment made; provided, however, that and such assignment by Buyer shall not relieve Buyer of its obligations hereunder. In addition, after the Closing, Buyer may assign all of its rights and/or obligations under this Agreement to any person who acquires either the stock of Buyer or the Company, or substantially all of the assets of the Company; provided, however, that any such assignment by Buyer shall not relieve Buyer of its obligations hereunder.

13.3 Publicity. Except as otherwise required by law, none of the parties hereto shall issue any press release or make any other public statement relating to or connected with, or arising out of, this Agreement or the matters contained herein, without obtaining the prior approval of the Buyer to the contents and the manner of presentation and publication thereof.

13.4 Section Headings. The Section and paragraph headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect provisions thereof. All Exhibits and/or Schedules hereto shall be initialed for identification or may be physically annexed hereto, but in either event such Exhibits or Schedules shall be deemed to be a part hereof.

13.5 Waiver. Neither the failure nor any delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, or of any other right, power or remedy or preclude any further or other exercise thereof, or the exercise of any other right, power or remedy.

13.6 Expenses. Except as otherwise provided herein, the Buyer and Seller shall pay the fees and expenses of their respective accountants and legal counsel incurred in connection with the transactions contemplated by this Agreement.

13.7 Notices. Any notices required or permitted to be given hereunder shall be given in writing and delivered in person or sent certified mail, postage prepaid, return receipt requested, to the respective parties at their addresses set forth at the beginning of this Agreement or at such other addresses as may hereinafter be designated by such party in writing to other parties.

28

13.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of California.

13.9 Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the transaction contemplated herein and shall not be modified or amended except by an instrument in writing signed by the parties hereto.

13.10 Validity. The invalidity or unenforceability of any particular provision of this Agreement shall not affect any other provisions hereof, and this Agreement shall be construed in all other respects as if such invalid and unenforceable provisions were omitted.

13.11 Execution Capacity of Seller. Seller hereby acknowledges that his execution of this Agreement as provided below, whether personally or through their attorney-in-fact, shall be in this individual capacity as well as in this capacity as sole shareholder of the Company.

13.12 Counterparts. This Agreement may be signed in any number of counterparts each of which shall be deemed to be an original and all of which together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, we have set our hands and seals as of the date first above written.

Ajay Sikka (“Seller”)

TraqIQ, Inc. (“Buyer”)

By:
Its:

TransportIQ, Inc. (“Company”)

By:
Its:

29

SCHEDULES

Schedule 3.1           Jurisdictions

Domestic Corporation in Nevada

Foreign Corporation in New York, Washington, Pennsylvania

30

Schedule 3.14           Insurance

Schedule 3.15           Insider Indebtedness

31